UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 8, 2018

LOEWS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6541	13‑2646102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

667 Madison Avenue, New York, N.Y.	10065‑8087
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(212) 521‑2000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

 Set forth below is information relating to the 2018 Annual Meeting of Shareholders of the Registrant (the "Annual Meeting").

The Annual Meeting was called to order at 11:00 A.M. on May 8, 2018. Represented at the meeting, in person or by proxy, were shares of common stock, par value $0.01 per share, of the Registrant representing 307,382,541 votes, approximately 94.7% of the votes represented by the issued and outstanding shares of common stock entitled to vote.

The following business was transacted:

Election of Directors

Shares representing over 78.9% of the votes cast for directors were voted for the election of each of the following directors, each of whom was elected. The number of votes for, against and abstained, and all shares as to which brokers indicated that they did not have the authority to vote ("Broker Non-Votes") with respect to each director were as follows:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes

Ann E. Berman	289,467,771	3,941,242	116,602	13,856,926
Joseph L. Bower	274,782,504	18,625,697	117,414	13,856,926
Charles D. Davidson	289,919,323	3,351,535	254,757	13,856,926
Charles M. Diker	285,675,529	7,701,544	148,542	13,856,926
Jacob A. Frenkel	232,604,567	60,797,393	123,655	13,856,926
Paul J. Fribourg	234,777,236	58,635,762	112,617	13,856,926
Walter L. Harris	231,618,846	61,781,710	125,059	13,856,926
Philip A. Laskawy	280,162,754	13,242,223	120,638	13,856,926
Susan P. Peters	290,739,743	2,669,268	116,604	13,856,926
Andrew H. Tisch	268,796,362	24,457,241	272,012	13,856,926
James S. Tisch	277,918,924	15,456,546	150,145	13,856,926
Jonathan M. Tisch	278,136,728	15,123,990	264,897	13,856,926
Anthony Welters	287,828,565	5,376,408	320,642	13,856,926

Advisory Vote on Executive Compensation

Approved – Shares representing 262,000,714 votes, approximately 89.4% of the votes cast, voted, in an advisory vote, to approve the compensation of executive officers of the Registrant named in its proxy statement dated March 28, 2018. Shares representing 31,226,741 votes, approximately 10.6%, of the votes cast, voted against, and shares representing 298,160 votes abstained. In addition, there were 13,856,926 Broker Non-Votes.

Ratification of the Appointment of Independent Auditors

Approved – Shares representing 303,356,558 votes, approximately 98.8% of the votes cast, voted to ratify the appointment of Deloitte & Touche LLP as independent auditors for the Registrant. Shares representing 3,788,652 votes, approximately 1.2%, of the votes cast, voted against, and shares representing 237,331 votes abstained.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOEWS CORPORATION
(Registrant)

Dated: May 10, 2018	By:	/s/ Marc A. Alpert
Marc A. Alpert
Senior Vice President,
General Counsel and Secretary